UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 21, 2026

Perdoceo Education Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-23245	36-3932190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1750 E. Golf Road, Schaumburg, IL	60173
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 781-3600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PRDO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Perdoceo Education Corporation (the "Company") held its annual meeting of stockholders on May 21, 2026 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Perdoceo Education Corporation 2026 Long-Term Incentive Plan (the "2026 Plan"). Under the 2026 Plan, 4,500,000 Shares are authorized for issuance, plus any Shares underlying Awards granted under the Perdoceo Education Corporation Amended and Restated 2016 Incentive Compensation Plan (the “2016 Plan”) that, after the effective date of the 2026 Plan, expire, terminate or are canceled or forfeited under the terms of the 2016 Plan.

A summary of the 2026 Plan was included in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on Apri1 9, 2026, in the section entitled “PROPOSAL 2: Approval of Perdoceo Education Corporation 2026 Long-Term Incentive Plan,” and is incorporated herein by reference. The information included herein relating to the 2026 Plan is qualified in its entirety by reference to the actual terms of the 2026 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

On May 21, 2026, in connection with stockholder approval of the 2026 Plan, the Compensation Committee of the Board of Directors (the "Committee") of the Company approved the following forms of award agreements under the 2026 Plan:

•
a form of restricted stock unit award agreement, which is attached as Exhibit 10.2;
•
a form of performance share unit award agreement, which is attached as Exhibit 10.3; and
•
a form of restricted stock unit award agreement for non-employee directors, which is attached as Exhibit 10.4.

The amount and terms of each award are determined by the Committee in its sole discretion and will be set forth in an individual’s applicable award agreement. The current forms of award agreements contain terms that are substantially similar to the terms of the existing forms of award agreements under the 2016 Plan. The foregoing description of the award agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the forms attached hereto as Exhibits 10.2, 10.3 and 10.4.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the following matters were voted on:

(1) The Company’s stockholders voted as follows to elect nine directors to the Company’s Board of Directors:

Directors:	Votes For:	Against:	Abstain:	Broker Non-Votes:
Dennis H. Chookaszian	52,077,303	2,131,513	2,893	4,273,446
Kenda B. Gonzales	53,729,151	479,429	3,129	4,273,446
Patrick W. Gross	52,132,896	2,075,820	2,993	4,273,446
William D. Hansen	53,293,465	915,429	2,815	4,273,446
Gregory L. Jackson	51,883,090	2,324,857	3,762	4,273,446
Todd S. Nelson	53,346,107	862,609	2,993	4,273,446
Hanna Skandera	54,002,764	206,022	2,923	4,273,446
Leslie T. Thornton	51,422,513	2,786,159	3,037	4,273,446
Alan D. Wheat	53,518,792	325,112	367,805	4,273,446

(2) The Company’s stockholders approved the Perdoceo Education Corporation 2026 Long-Term Incentive Plan, by the votes set forth in the table below:

Votes For:	Against:	Abstain:	Broker Non-Votes:
51,753,505	2,443,873	14,331	4,273,446

(3) The Company’s stockholders approved, on a nonbinding advisory basis, the executive compensation paid by the Company to its named executive officers, by the votes set forth in the table below:

Votes For:	Against:	Abstain:	Broker Non-Votes:
53,091,201	1,058,312	62,196	4,273,446

(4) The Company’s stockholders voted as follows to ratify the selection of Grant Thornton LLP as the independent registered public accounting firm to audit the Company’s financial statements for the year ended December 31, 2026:

Votes For:	Against:	Abstain:
57,810,135	671,429	3,591

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The exhibits to this Current Report on Form 8-K are listed in the “Exhibit Index” which is contained herein and incorporated herein by reference.

Exhibit Index

Exhibit Number	Description of Exhibit

*10.1	Perdoceo Education Corporation 2026 Long-Term Incentive Plan.
*10.2	Form of Restricted Stock Unit Award Agreement under the 2026 Plan.
*10.3	Form of Performance Share Unit Award Agreement under the 2026 Plan.
*10.4	Form of Restricted Stock Unit Award Agreement (Non-Employee Director) under the 2026 Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERDOCEO EDUCATION CORPORATION

By:	/s/ Greg E. Jansen
Greg E. Jansen
Senior Vice President, General Counsel and
Corporate Secretary

Dated:	May 27, 2026